UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-06310

Legg Mason Partners Variable Income Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: September 30, 2013

ITEM 1.	SCHEDULE OF INVESTMENTS.

LEGG MASON PARTNERS VARIABLE INCOME TRUST

WESTERN ASSET VARIABLE HIGH INCOME PORTFOLIO

FORM N-Q

SEPTEMBER 30, 2013

WESTERN ASSET VARIABLE HIGH INCOME PORTFOLIO

Schedule of investments (unaudited)	September 30, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
CORPORATE BONDS & NOTES - 91.4%
CONSUMER DISCRETIONARY - 19.3%
Auto Components - 1.7%
American Axle & Manufacturing Inc., Senior Notes	7.750%	11/15/19	130,000		$145,600
American Axle & Manufacturing Inc., Senior Notes	6.250%	3/15/21	60,000		62,100
American Axle & Manufacturing Inc., Senior Notes	6.625%	10/15/22	210,000		216,300
Continental Rubber of America Corp., Senior Secured Notes	4.500%	9/15/19	600,000		628,800	(a)
Cooper-Standard Holding Inc., Senior Notes	7.375%	4/1/18	160,000		161,600	(a)(b)
Dana Holding Corp., Senior Notes	5.375%	9/15/21	250,000		246,875
Dana Holding Corp., Senior Notes	6.000%	9/15/23	250,000		249,375
Hertz Holdings Netherlands BV, Senior Secured Bonds	8.500%	7/31/15	100,000	EUR	142,218	(a)

Total Auto Components					1,852,868

Automobiles - 0.1%
Jaguar Holding Co. II/Jaguar Merger Sub Inc., Senior Notes	9.500%	12/1/19	140,000		158,025	(a)

Distributors - 0.2%
LKQ Corp., Senior Notes	4.750%	5/15/23	240,000		223,200	(a)

Diversified Consumer Services - 0.9%
Laureate Education Inc., Senior Notes	9.250%	9/1/19	230,000		249,550	(a)
Service Corp. International, Senior Notes	7.500%	4/1/27	210,000		223,650
Sotheby’s, Senior Notes	5.250%	10/1/22	150,000		142,875	(a)
Stewart Enterprises Inc., Senior Notes	6.500%	4/15/19	150,000		159,750
StoneMor Partners LP/Cornerstone Family Services of WV, Senior Notes	7.875%	6/1/21	200,000		206,500	(a)

Total Diversified Consumer Services					982,325

Hotels, Restaurants & Leisure - 6.5%
Bossier Casino Venture Holdco Inc., Senior Secured Bonds	14.000%	2/9/18	361,245		338,842	(a)(b)(c)(d)
Burger King Capital Holdings LLC/Burger King Capital Finance Inc., Senior Notes, Step bond	0.000%	4/15/19	110,000		97,350	(a)
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	11.250%	6/1/17	590,000		600,325
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	8.500%	2/15/20	300,000		276,937
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	9.000%	2/15/20	30,000		28,388
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	9.000%	2/15/20	20,000		18,850
Carrols Restaurant Group Inc., Senior Secured Notes	11.250%	5/15/18	330,000		372,900
CCM Merger Inc., Senior Notes	9.125%	5/1/19	380,000		398,050	(a)
Downstream Development Quapaw, Senior Secured Notes	10.500%	7/1/19	370,000		366,300	(a)
El Pollo Loco Inc., Secured Notes	17.000%	1/1/18	429,502		453,129	(a)(b)
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., Senior Notes	5.625%	10/15/21	590,000		592,581	(a)
Hoa Restaurant Group LLC/Hoa Finance Corp., Senior Secured Notes	11.250%	4/1/17	360,000		369,000	(a)
Landry’s Holdings II Inc., Senior Notes	10.250%	1/1/18	280,000		294,700	(a)
Landry’s Inc., Senior Notes	9.375%	5/1/20	693,000		734,580	(a)
MCE Finance Ltd., Senior Notes	5.000%	2/15/21	470,000		452,375	(a)
MGM Resorts International, Senior Notes	6.625%	12/15/21	60,000		62,175
MGM Resorts International, Senior Notes	7.750%	3/15/22	100,000		108,875
Mohegan Tribal Gaming Authority, Senior Notes	9.750%	9/1/21	210,000		220,500	(a)
NCL Corp. Ltd., Senior Notes	5.000%	2/15/18	130,000		130,325	(a)
Paris Las Vegas Holding LLC/Harrah’s Las Vegas LLC/Flamingo Las Vegas Holding LLC, Senior Secured Notes	8.000%	10/1/20	360,000		360,000	(a)(c)

See Notes to Schedule of Investments.

WESTERN ASSET VARIABLE HIGH INCOME PORTFOLIO

Schedule of Investments (unaudited) (cont’d)	September 30, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Hotels, Restaurants & Leisure - continued
Seven Seas Cruises S de RL LLC, Senior Secured Notes	9.125%	5/15/19	480,000	$525,600
Snoqualmie Entertainment Authority, Senior Secured Notes	4.147%	2/1/14	390,000	388,050	(a)(e)
Speedway Motorsports Inc., Senior Notes	6.750%	2/1/19	50,000	53,375

Total Hotels, Restaurants & Leisure				7,243,207

Household Durables - 0.5%
William Lyon Homes Inc., Senior Notes	8.500%	11/15/20	260,000	275,600
Woodside Homes Co. LLC/Woodside Homes Finance Inc., Senior Notes	6.750%	12/15/21	240,000	241,200	(a)

Total Household Durables				516,800

Media - 7.0%
Carmike Cinemas Inc., Secured Notes	7.375%	5/15/19	120,000	129,900
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	8.125%	4/30/20	770,000	841,225
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	5.750%	1/15/24	10,000	9,475
Clear Channel Worldwide Holdings Inc., Senior Notes	6.500%	11/15/22	180,000	184,500
Clear Channel Worldwide Holdings Inc., Senior Notes	6.500%	11/15/22	100,000	102,000
Clear Channel Worldwide Holdings Inc., Senior Subordinated Notes	7.625%	3/15/20	80,000	82,400
CSC Holdings LLC, Senior Notes	6.750%	11/15/21	620,000	666,500
DISH DBS Corp., Senior Notes	6.625%	10/1/14	40,000	42,100
DISH DBS Corp., Senior Notes	7.125%	2/1/16	160,000	176,200
DISH DBS Corp., Senior Notes	6.750%	6/1/21	540,000	570,375
Gannett Co. Inc., Senior Notes	6.375%	10/15/23	300,000	298,500	(a)
Gibson Brands Inc., Senior Secured Notes	8.875%	8/1/18	80,000	81,600	(a)
Good Sam Enterprises LLC, Secured Notes	11.500%	12/1/16	440,000	475,200
MDC Partners Inc., Senior Notes	6.750%	4/1/20	150,000	152,625	(a)
Nara Cable Funding Ltd., Senior Secured Notes	8.875%	12/1/18	820,000	869,200	(a)
New Cotai LLC/New Cotai Capital Corp., Senior Secured Notes	10.625%	5/1/19	250,000	252,500	(a)(b)
Ono Finance II PLC, Senior Bonds	10.875%	7/15/19	270,000	288,900	(a)
Sinclair Television Group Inc., Senior Notes	5.375%	4/1/21	150,000	143,250
Sinclair Television Group Inc., Senior Notes	6.375%	11/1/21	80,000	80,800	(a)
Time Warner Cable Inc., Senior Notes	8.750%	2/14/19	380,000	447,561
Time Warner Cable Inc., Senior Notes	8.250%	4/1/19	144,000	166,882
Univision Communications Inc., Senior Notes	8.500%	5/15/21	280,000	308,000	(a)
Univision Communications Inc., Senior Secured Notes	6.875%	5/15/19	90,000	96,750	(a)
Univision Communications Inc., Senior Secured Notes	6.750%	9/15/22	160,000	169,600	(a)
UPC Holding BV, Senior Notes	9.875%	4/15/18	490,000	534,100	(a)
Virgin Media Finance PLC, Senior Notes	6.375%	4/15/23	560,000	560,000	(a)

Total Media				7,730,143

Multiline Retail - 0.2%
Bon-Ton Department Stores Inc., Secured Notes	8.000%	6/15/21	230,000	216,200

Specialty Retail - 1.8%
American Greetings Corp., Senior Notes	7.375%	12/1/21	20,000	19,650
CST Brands Inc., Senior Notes	5.000%	5/1/23	190,000	180,025	(a)
Edcon Pty Ltd., Senior Secured Notes	9.500%	3/1/18	650,000	614,250	(a)
Gymboree Corp., Senior Notes	9.125%	12/1/18	320,000	314,400
Hot Topic Inc., Senior Secured Notes	9.250%	6/15/21	90,000	92,925	(a)
New Academy Finance Co. LLC/New Academy Finance Corp., Senior Notes	8.000%	6/15/18	30,000	30,900	(a)(b)
Spencer Spirit Holdings Inc., Senior Notes	9.000%	5/1/18	430,000	421,400	(a)(b)
Spencer Spirit Holdings Inc./Spencer Gifts LLC/Spirit Halloween Superstores, Senior Notes	11.000%	5/1/17	280,000	299,600	(a)

Total Specialty Retail				1,973,150

See Notes to Schedule of Investments.

WESTERN ASSET VARIABLE HIGH INCOME PORTFOLIO

Schedule of Investments (unaudited) (cont’d)	September 30, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Textiles, Apparel & Luxury Goods - 0.4%
Empire Today LLC/Empire Today Finance Corp., Senior Secured Notes	11.375%	2/1/17	210,000	$171,413	(a)
Quiksilver Inc./QS Wholesale Inc., Senior Secured Notes	7.875%	8/1/18	70,000	73,325	(a)
William Carter Co., Senior Notes	5.250%	8/15/21	160,000	160,800	(a)

Total Textiles, Apparel & Luxury Goods				405,538

TOTAL CONSUMER DISCRETIONARY				21,301,456

CONSUMER STAPLES - 3.5%
Beverages - 0.8%
Carolina Beverage Group LLC/Carolina Beverage Group Finance Inc., Secured Notes	10.625%	8/1/18	110,000	113,025	(a)
Constellation Brands Inc., Senior Notes	4.250%	5/1/23	80,000	73,600
Crestview DS Merger Subordinated II Inc., Senior Secured Notes	10.000%	9/1/21	250,000	258,750	(a)
Hawk Acquisition Subordinated Inc., Senior Secured Notes	4.250%	10/15/20	420,000	401,625	(a)

Total Beverages				847,000

Food Products - 1.8%
Chiquita Brands International Inc./Chiquita Brands LLC, Senior Secured Notes	7.875%	2/1/21	560,000	596,400	(a)
Post Holdings Inc., Senior Notes	7.375%	2/15/22	340,000	359,125	(a)
Simmons Foods Inc., Senior Secured Notes	10.500%	11/1/17	530,000	557,825	(a)
Sun Merger Sub Inc., Senior Notes	5.875%	8/1/21	320,000	325,200	(a)
Wells Enterprises Inc., Senior Secured Notes	6.750%	2/1/20	170,000	173,825	(a)

Total Food Products				2,012,375

Household Products - 0.7%
Harbinger Group Inc., Senior Secured Notes	7.875%	7/15/19	170,000	176,800	(a)
Spectrum Brands Escrow Corp., Senior Notes	6.375%	11/15/20	80,000	83,600	(a)
Spectrum Brands Escrow Corp., Senior Notes	6.625%	11/15/22	150,000	156,000	(a)
Sun Products Corp., Senior Notes	7.750%	3/15/21	310,000	286,750	(a)

Total Household Products				703,150

Tobacco - 0.2%
Alliance One International Inc., Secured Notes	9.875%	7/15/21	270,000	255,150	(a)

TOTAL CONSUMER STAPLES				3,817,675

ENERGY - 15.8%
Energy Equipment & Services - 2.3%
Atwood Oceanics Inc., Senior Notes	6.500%	2/1/20	220,000	231,550
Basic Energy Services Inc., Senior Notes	7.750%	10/15/22	20,000	19,450
Gulfmark Offshore Inc., Senior Notes	6.375%	3/15/22	370,000	371,850
Hercules Offshore Inc., Senior Notes	10.250%	4/1/19	100,000	112,500	(a)
Hercules Offshore Inc., Senior Notes	7.500%	10/1/21	420,000	422,100	(a)
Key Energy Services Inc., Senior Notes	6.750%	3/1/21	280,000	278,600
Pacific Drilling SA, Senior Secured Notes	5.375%	6/1/20	180,000	175,950	(a)
Parker Drilling Co., Senior Notes	9.125%	4/1/18	370,000	397,750
Petroleum Geo-Services ASA, Senior Notes	7.375%	12/15/18	200,000	218,000	(a)
SESI LLC, Senior Notes	7.125%	12/15/21	250,000	274,375

Total Energy Equipment & Services				2,502,125

Oil, Gas & Consumable Fuels - 13.5%
Access Midstream Partners LP/ACMP Finance Corp., Senior Notes	5.875%	4/15/21	440,000	454,300
Access Midstream Partners LP/ACMP Finance Corp., Senior Notes	6.125%	7/15/22	390,000	402,675

See Notes to Schedule of Investments.

WESTERN ASSET VARIABLE HIGH INCOME PORTFOLIO

Schedule of Investments (unaudited) (cont’d)	September 30, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Oil, Gas & Consumable Fuels - continued
Arch Coal Inc., Senior Notes	8.750%	8/1/16	160,000	$160,800
Arch Coal Inc., Senior Notes	7.000%	6/15/19	290,000	227,650
Arch Coal Inc., Senior Notes	9.875%	6/15/19	150,000	134,250	(a)
Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp., Senior Notes	6.625%	10/1/20	120,000	123,000	(a)
Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp., Senior Notes	4.750%	11/15/21	150,000	136,312	(a)
Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp., Senior Notes	5.875%	8/1/23	250,000	236,250	(a)
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.375%	5/1/19	340,000	374,850
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.375%	5/1/19	60,000	66,150
Carrizo Oil & Gas Inc., Senior Notes	7.500%	9/15/20	90,000	95,850
Chesapeake Energy Corp., Senior Notes	9.500%	2/15/15	60,000	66,375
Chesapeake Energy Corp., Senior Notes	6.625%	8/15/20	60,000	64,800
Chesapeake Energy Corp., Senior Notes	6.875%	11/15/20	20,000	21,700
Chesapeake Energy Corp., Senior Notes	5.750%	3/15/23	390,000	392,925
Comstock Resources Inc., Senior Notes	9.500%	6/15/20	280,000	306,600
Concho Resources Inc., Senior Notes	7.000%	1/15/21	350,000	385,000
CONSOL Energy Inc., Senior Notes	8.250%	4/1/20	260,000	280,150
Continental Resources Inc., Senior Notes	5.000%	9/15/22	350,000	353,937
Corral Petroleum Holdings AB, Senior Notes	15.000%	12/31/17	549,679	546,931	(a)(b)(c)
Crosstex Energy LP/Crosstex Energy Finance Corp., Senior Notes	7.125%	6/1/22	110,000	113,850
CVR Refining LLC/Coffeyville Finance Inc., Secured Notes	6.500%	11/1/22	240,000	234,300
Ecopetrol SA, Senior Notes	5.875%	9/18/23	130,000	135,525
Energy XXI Gulf Coast Inc., Senior Notes	7.500%	12/15/21	65,000	64,350	(a)
EPE Holdings LLC/EP Energy Bond Co. Inc., Senior Notes	8.875%	12/15/17	271,152	284,371	(a)(b)
Globe Luxembourg SCA, Senior Secured Notes	9.625%	5/1/18	390,000	397,800	(a)
Halcon Resources Corp., Senior Notes	9.750%	7/15/20	390,000	414,375
Halcon Resources Corp., Senior Notes	8.875%	5/15/21	230,000	236,900
Hiland Partners LP/Hiland Partners Finance Corp., Senior Notes	7.250%	10/1/20	50,000	52,375	(a)
Kodiak Oil & Gas Corp., Senior Notes	8.125%	12/1/19	500,000	548,750
Magnum Hunter Resources Corp., Senior Notes	9.750%	5/15/20	260,000	270,400	(a)
Magnum Hunter Resources Corp., Senior Notes	9.750%	5/15/20	230,000	239,200	(a)
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	6.500%	8/15/21	254,000	273,050
MEG Energy Corp., Senior Notes	6.500%	3/15/21	200,000	202,500	(a)
MEG Energy Corp., Senior Notes	6.375%	1/30/23	90,000	88,650	(a)
MEG Energy Corp., Senior Notes	7.000%	3/31/24	250,000	251,875	(a)
Milagro Oil & Gas Inc., Secured Notes	10.500%	5/15/16	450,000	342,000
Murphy Oil USA Inc., Senior Notes	6.000%	8/15/23	220,000	220,000	(a)
Natural Resource Partners LP, Senior Notes	9.125%	10/1/18	240,000	243,600	(a)
Overseas Shipholding Group Inc., Senior Notes	8.750%	12/1/13	70,000	62,475	(f)
Overseas Shipholding Group Inc., Senior Notes	8.125%	3/30/18	380,000	331,550	(f)
Pacific Drilling V Ltd., Senior Secured Notes	7.250%	12/1/17	270,000	291,600	(a)
Peabody Energy Corp., Senior Notes	7.875%	11/1/26	460,000	464,600
Penn Virginia Resource Partners LP/Penn Virginia Resource Finance Corp. II, Senior Notes	6.500%	5/15/21	90,000	85,387	(a)
Petrobras Global Finance BV, Senior Notes	4.375%	5/20/23	350,000	323,675
Plains Exploration & Production Co., Senior Notes	6.125%	6/15/19	110,000	118,000
Plains Exploration & Production Co., Senior Notes	8.625%	10/15/19	150,000	165,789
Plains Exploration & Production Co., Senior Notes	6.500%	11/15/20	30,000	32,223
Plains Exploration & Production Co., Senior Notes	6.750%	2/1/22	80,000	85,687
Plains Exploration & Production Co., Senior Notes	6.875%	2/15/23	80,000	86,200
PT Adaro Indonesia, Senior Notes	7.625%	10/22/19	140,000	146,405	(a)
QEP Resources Inc., Senior Notes	5.375%	10/1/22	280,000	268,800
Quicksilver Resources Inc., Senior Notes	11.000%	7/1/21	440,000	419,100	(a)
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	5.500%	4/15/23	110,000	106,150

See Notes to Schedule of Investments.

WESTERN ASSET VARIABLE HIGH INCOME PORTFOLIO

Schedule of Investments (unaudited) (cont’d)	September 30, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Oil, Gas & Consumable Fuels - continued
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	4.500%	11/1/23	220,000		$200,200	(a)
Samson Investment Co., Senior Notes	10.250%	2/15/20	690,000		734,850	(a)
Sanchez Energy Corp., Senior Notes	7.750%	6/15/21	410,000		401,800	(a)
Shelf Drilling Holdings Ltd., Senior Secured Notes	8.625%	11/1/18	220,000		234,850	(a)
Sidewinder Drilling Inc., Senior Notes	9.750%	11/15/19	130,000		126,750	(a)
Summit Midstream Holdings LLC/Summit Mindstream Finance Corp., Senior Notes	7.500%	7/1/21	150,000		155,625	(a)
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	6.375%	8/1/22	233,000		243,485
Xinergy Ltd., Senior Secured Notes	9.250%	5/15/19	530,000		392,200	(a)

Total Oil, Gas & Consumable Fuels					14,921,777

TOTAL ENERGY					17,423,902

FINANCIALS - 7.3%
Commercial Banks - 2.7%
Barclays Bank PLC, Subordinated Notes	10.179%	6/12/21	450,000		585,313	(a)
Barclays Bank PLC, Subordinated Notes	7.625%	11/21/22	200,000		198,750
CIT Group Inc., Senior Notes	5.500%	2/15/19	270,000		284,850	(a)
CIT Group Inc., Senior Notes	5.375%	5/15/20	290,000		301,600
CIT Group Inc., Senior Notes	5.000%	8/1/23	340,000		329,807
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	300,000		329,625	(a)(e)(g)
M&T Bank Corp., Junior Subordinated Notes	6.875%	6/15/16	300,000		305,507	(a)(g)
Rabobank Nederland NV, Junior Subordinated Notes	11.000%	6/30/19	155,000		202,808	(a)(e)(g)
Royal Bank of Scotland Group PLC, Junior Subordinated Bonds	7.648%	9/30/31	300,000		310,500	(e)(g)
Royal Bank of Scotland NV, Subordinated Notes	7.750%	5/15/23	100,000		105,947

Total Commercial Banks					2,954,707

Consumer Finance - 1.0%
General Motors Financial Co. Inc., Senior Notes	4.250%	5/15/23	120,000		109,950	(a)
GMAC International Finance BV, Senior Bonds	7.500%	4/21/15	270,000	EUR	392,358	(a)
SLM Corp., Medium-Term Notes, Senior Notes	8.450%	6/15/18	10,000		11,325
SLM Corp., Medium-Term Notes, Senior Notes	8.000%	3/25/20	300,000		325,125
Stearns Holdings Inc., Senior Secured Notes	9.375%	8/15/20	130,000		133,250	(a)
TMX Finance LLC/TitleMax Finance Corp., Senior Secured Notes	8.500%	9/15/18	120,000		126,000	(a)

Total Consumer Finance					1,098,008

Diversified Financial Services - 2.8%
Bank of America Corp., Junior Subordinated Notes	5.200%	6/1/23	260,000		228,800	(e)(g)
Denali Borrower LLC/Denali Finance Corp., Senior Secured Notes	5.625%	10/15/20	280,000		273,350	(a)
ING US Inc., Junior Subordinated Notes	5.650%	5/15/53	70,000		64,244	(e)
International Lease Finance Corp., Senior Notes	8.875%	9/1/17	610,000		709,125
International Lease Finance Corp., Senior Notes	8.250%	12/15/20	280,000		319,900
JPMorgan Chase & Co., Junior Subordinated Bonds	5.150%	5/1/23	130,000		114,400	(e)(g)
Nationstar Mortgage LLC/Nationstar Capital Corp., Senior Notes	6.500%	8/1/18	210,000		212,100
Nationstar Mortgage LLC/Nationstar Capital Corp., Senior Notes	7.875%	10/1/20	260,000		272,350
TransUnion Holding Co. Inc., Senior Notes	9.625%	6/15/18	340,000		369,750
ZFS Finance USA Trust II, Bonds	6.450%	12/15/65	500,000		531,250	(a)(e)

Total Diversified Financial Services					3,095,269

Insurance - 0.4%
Fidelity & Guaranty Life Holdings Inc., Senior Notes	6.375%	4/1/21	110,000		112,200	(a)
ING Capital Funding Trust III, Junior Subordinated Bonds	3.848%	12/31/13	130,000		125,450	(e)(g)
Liberty Mutual Group Inc., Junior Subordinated Bonds	7.800%	3/15/37	210,000		227,850	(a)

Total Insurance					465,500

See Notes to Schedule of Investments.

WESTERN ASSET VARIABLE HIGH INCOME PORTFOLIO

Schedule of Investments (unaudited) (cont’d)	September 30, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Real Estate Management & Development - 0.4%
Howard Hughes Corp., Senior Notes	6.875%	10/1/21	440,000	$441,012	(a)

TOTAL FINANCIALS				8,054,496

HEALTH CARE - 3.8%
Health Care Equipment & Supplies - 0.7%
Alere Inc., Senior Subordinated Notes	6.500%	6/15/20	190,000	189,288
ConvaTec Finance International SA, Senior Notes	8.250%	1/15/19	220,000	220,550	(a)(b)
Lantheus Medical Imaging Inc., Senior Notes	9.750%	5/15/17	470,000	427,700

Total Health Care Equipment & Supplies				837,538

Health Care Providers & Services - 3.1%
Acadia Healthcare Co. Inc., Senior Notes	12.875%	11/1/18	208,000	251,680
Acadia Healthcare Co. Inc., Senior Notes	6.125%	3/15/21	110,000	111,650	(a)
DJO Finance LLC/DJO Finance Corp., Senior Notes	9.875%	4/15/18	230,000	244,950
DJO Finance LLC/DJO Finance Corp., Senior Subordinated Notes	9.750%	10/15/17	80,000	81,200
ExamWorks Group Inc., Senior Notes	9.000%	7/15/19	400,000	432,000
Fresenius Medical Care U.S. Finance II Inc., Senior Notes	5.875%	1/31/22	240,000	247,200	(a)
HCA Inc., Senior Notes	5.875%	5/1/23	210,000	206,850
HCA Inc., Senior Secured Notes	8.500%	4/15/19	80,000	86,200
HCA Inc., Senior Secured Notes	6.500%	2/15/20	280,000	304,150
IASIS Healthcare LLC/IASIS Capital Corp., Senior Notes	8.375%	5/15/19	310,000	323,175
Physiotherapy Associates Holdings Inc., Senior Notes	11.875%	5/1/19	350,000	154,000	(a)(f)
Radnet Management Inc., Senior Notes	10.375%	4/1/18	340,000	361,250
Tenet Healthcare Corp., Senior Notes	8.125%	4/1/22	250,000	261,562	(a)
Tenet Healthcare Corp., Senior Secured Notes	6.000%	10/1/20	330,000	338,044	(a)

Total Health Care Providers & Services				3,403,911

TOTAL HEALTH CARE				4,241,449

INDUSTRIALS - 15.2%
Aerospace & Defense - 1.4%
Ducommun Inc., Senior Notes	9.750%	7/15/18	270,000	301,050
Erickson Air-Crane Inc., Senior Secured Notes	8.250%	5/1/20	444,000	436,785	(a)
GenCorp Inc., Secured Notes	7.125%	3/15/21	170,000	178,925	(a)
Kratos Defense & Security Solutions Inc., Senior Secured Notes	10.000%	6/1/17	160,000	174,800
Wyle Services Corp., Senior Subordinated Notes	10.500%	4/1/18	480,000	481,200	(a)

Total Aerospace & Defense				1,572,760

Airlines - 2.3%
Air Canada, Pass-Through Trust, Secured Notes	6.625%	5/15/18	120,000	119,196	(a)
Air Canada, Senior Secured Notes	8.750%	4/1/20	230,000	231,438	(a)
America West Airlines, Pass-Through Certificates, Secured Notes	7.100%	4/2/21	113,344	119,861
American Airlines, Pass-Through Trust, Secured Notes	7.000%	1/31/18	212,398	217,708	(a)
American Airlines, Pass-Through Trust, Secured Notes	6.125%	7/15/18	220,000	209,000	(a)
American Airlines, Pass-Through Trust, Secured Notes	5.625%	1/15/21	200,000	192,500	(a)
Delta Air Lines Inc., Pass-Through Certificates	8.954%	8/10/14	60,953	61,867
Delta Air Lines Inc., Pass-Through Certificates, Subordinated Secured Notes	9.750%	12/17/16	113,764	125,567

See Notes to Schedule of Investments.

WESTERN ASSET VARIABLE HIGH INCOME PORTFOLIO

Schedule of Investments (unaudited) (cont’d)	September 30, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Airlines - continued
Delta Air Lines Inc., Pass-Through Trust, Secured Notes	6.875%	5/7/19	202,550	$211,665	(a)
Delta Air Lines Inc., Secured Notes	6.375%	1/2/16	190,000	197,125	(a)
Hawaiian Airlines, Pass-Through Certificates, Senior Secured Bonds	4.950%	1/15/22	270,000	247,725
United Airlines Inc., Pass-Through Certificates, Secured Bond	5.375%	8/15/21	160,000	158,720
United Airlines Inc., Pass-Through Certificates, Subordinated Secured Notes	7.339%	4/19/14	151,784	154,060
US Airways, Pass-Through Trust, Secured Bonds	5.450%	6/3/18	120,000	112,800
US Airways, Pass-Through Trust, Secured Bonds	6.750%	6/3/21	30,000	30,675
US Airways, Pass-Through Trust, Senior Secured Bonds	5.375%	11/15/21	120,000	114,000

Total Airlines				2,503,907

Building Products - 0.3%
Ashton Woods USA LLC/Ashton Woods Finance Co., Senior Notes	6.875%	2/15/21	230,000	225,975	(a)
Reliance Intermediate Holdings LP, Senior Secured Notes	9.500%	12/15/19	100,000	109,750	(a)

Total Building Products				335,725

Commercial Services & Supplies - 2.7%
ARC Document Solutions Inc., Senior Notes	10.500%	12/15/16	410,000	430,500
Corrections Corp. of America, Senior Notes	4.125%	4/1/20	100,000	95,250
JM Huber Corp., Senior Notes	9.875%	11/1/19	230,000	262,200	(a)
Monitronics International Inc., Senior Notes	9.125%	4/1/20	660,000	694,650
RSC Equipment Rental Inc./RSC Holdings III LLC, Senior Notes	8.250%	2/1/21	120,000	133,800
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	7.750%	4/15/20	476,000	522,410	(a)
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	7.750%	4/15/20	65,000	71,338	(a)
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	5.250%	4/15/21	20,000	18,700	(a)
United Rentals North America Inc., Senior Notes	7.625%	4/15/22	718,000	784,415

Total Commercial Services & Supplies				3,013,263

Construction & Engineering - 0.3%
Ausdrill Finance Pty Ltd., Senior Notes	6.875%	11/1/19	350,000	326,375	(a)

Electrical Equipment - 0.7%
313 Group Inc., Senior Secured Notes	6.375%	12/1/19	230,000	218,500	(a)
International Wire Group Holdings Inc., Senior Secured Notes	8.500%	10/15/17	240,000	253,800	(a)
NES Rentals Holdings Inc., Senior Secured Notes	7.875%	5/1/18	310,000	317,750	(a)

Total Electrical Equipment				790,050

Machinery - 1.5%
Dematic SA/DH Services Luxembourg Sarl, Senior Notes	7.750%	12/15/20	790,000	825,550	(a)
Gardner Denver Inc., Senior Notes	6.875%	8/15/21	220,000	218,350	(a)
Global Brass and Copper Inc., Senior Secured Notes	9.500%	6/1/19	300,000	331,500	(a)
SPL Logistics Escrow LLC/SPL Logistics Finance Corp., Senior Secured Notes	8.875%	8/1/20	230,000	242,075	(a)

Total Machinery				1,617,475

Marine - 1.2%
Horizon Lines LLC, Secured Notes	13.000%	10/15/16	286,834	271,058	(b)
Horizon Lines LLC, Senior Secured Notes	11.000%	10/15/16	286,000	286,000
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Senior Secured Notes	8.625%	11/1/17	500,000	521,250

See Notes to Schedule of Investments.

WESTERN ASSET VARIABLE HIGH INCOME PORTFOLIO

Schedule of Investments (unaudited) (cont’d)	September 30, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Marine - continued
Ultrapetrol Bahamas Ltd., Senior Secured Mortgage Notes	8.875%	6/15/21	180,000	$190,800	(a)
Ultrapetrol Bahamas Ltd., Senior Secured Mortgage Notes	8.875%	6/15/21	40,000	42,150	(a)

Total Marine				1,311,258

Road & Rail - 1.3%
Flexi-Van Leasng Inc., Senior Notes	7.875%	8/15/18	270,000	280,800	(a)
Florida East Coast Holdings Corp., Senior Notes	10.500%	8/1/17	383,910	401,186	(b)
HDTFS Inc., Senior Notes	6.250%	10/15/22	40,000	41,500
Jack Cooper Holdings Corp., Senior Secured Notes	9.250%	6/1/20	330,000	353,925	(a)
Quality Distribution LLC/QD Capital Corp., Secured Notes	9.875%	11/1/18	279,000	304,807

Total Road & Rail				1,382,218

Trading Companies & Distributors - 0.8%
Ashtead Capital Inc., Senior Secured Notes	6.500%	7/15/22	340,000	361,250	(a)
H&E Equipment Services Inc., Senior Notes	7.000%	9/1/22	300,000	321,000
Rexel SA, Senior Notes	5.250%	6/15/20	210,000	205,800	(a)

Total Trading Companies & Distributors				888,050

Transportation - 2.3%
CMA CGM, Senior Notes	8.500%	4/15/17	870,000	826,500	(a)
Hapag-Lloyd AG, Senior Notes	9.750%	10/15/17	290,000	306,675	(a)
Neovia Logistics Intermediate Holdings LLC/Logistics Intermediate Finance Corp., Senior Notes	10.000%	2/15/18	390,000	388,050	(a)(b)
Syncreon Global Ireland Ltd./Syncreon Global Finance US Inc., Senior Notes	9.500%	5/1/18	640,000	700,800	(a)
Syncreon Global Ireland Ltd./Syncreon Global Finance US Inc., Senior Notes	9.500%	5/1/18	60,000	65,700	(a)
Watco Cos., LLC/Watco Finance Corp., Senior Notes	6.375%	4/1/23	280,000	278,600	(a)

Total Transportation				2,566,325

Transportation Infrastructure - 0.4%
Aguila 3 SA, Senior Secured Notes	7.875%	1/31/18	290,000	304,500	(a)
Aguila 3 SA, Senior Secured Notes	7.875%	1/31/18	180,000	189,000	(a)

Total Transportation Infrastructure				493,500

TOTAL INDUSTRIALS				16,800,906

INFORMATION TECHNOLOGY - 2.5%
Internet Software & Services - 0.7%
Ancestry.com Inc., Senior Notes	11.000%	12/15/20	150,000	171,750
Bankrate Inc., Senior Notes	6.125%	8/15/18	40,000	40,100	(a)
VeriSign Inc., Senior Notes	4.625%	5/1/23	370,000	349,650	(a)
Zayo Group LLC/Zayo Capital Inc., Senior Secured Notes	8.125%	1/1/20	220,000	241,725

Total Internet Software & Services				803,225

IT Services - 0.7%
Compiler Finance Subordinated Inc., Senior Notes	7.000%	5/1/21	70,000	69,300	(a)
First Data Corp., Senior Notes	12.625%	1/15/21	450,000	497,250
First Data Corp., Senior Secured Notes	6.750%	11/1/20	140,000	145,600	(a)

Total IT Services				712,150

Software - 1.1%
ACI Worldwide Inc., Senior Notes	6.375%	8/15/20	220,000	224,400	(a)
Activision Blizzard Inc., Senior Notes	5.625%	9/15/21	230,000	230,862	(a)
Activision Blizzard Inc., Senior Notes	6.125%	9/15/23	190,000	191,425	(a)
Healthcare Technology Intermediate Inc., Senior Notes	7.375%	9/1/18	360,000	369,450	(a)(b)

See Notes to Schedule of Investments.

WESTERN ASSET VARIABLE HIGH INCOME PORTFOLIO

Schedule of Investments (unaudited) (cont’d)	September 30, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Software - continued
Interface Security Systems Holdings Inc./Interface Security Systems LLC, Senior Secured Notes	9.250%	1/15/18	230,000		$238,625	(a)

Total Software					1,254,762

TOTAL INFORMATION TECHNOLOGY					2,770,137

MATERIALS - 10.6%
Chemicals - 1.2%
Axiall Corp., Senior Notes	4.875%	5/15/23	110,000		104,637	(a)
Eagle Spinco Inc., Senior Notes	4.625%	2/15/21	160,000		154,200	(a)
INEOS Group Holdings SA, Senior Notes	7.875%	2/15/16	128,519	EUR	176,041	(a)
Kerling PLC, Senior Secured Notes	10.625%	2/1/17	189,000	EUR	272,692	(a)
KP Germany Erste GmbH, Senior Secured Notes	11.625%	7/15/17	110,000	EUR	172,996	(a)
KP Germany Erste GmbH, Senior Secured Notes	11.625%	7/15/17	100,000	EUR	157,269	(a)
Nufarm Australia Ltd., Senior Notes	6.375%	10/15/19	120,000		120,600	(a)
Styrolution Group GmbH, Senior Secured Notes	7.625%	5/15/16	132,000	EUR	188,619	(a)

Total Chemicals					1,347,054

Construction Materials - 0.2%
American Builders & Contractors Supply Co. Inc., Senior Notes	5.625%	4/15/21	230,000		226,838	(a)

Containers & Packaging - 2.8%
Ardagh Packaging Finance PLC, Senior Secured Notes	7.375%	10/15/17	200,000	EUR	288,958	(a)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	9.125%	10/15/20	660,000		699,600	(a)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	7.000%	11/15/20	280,000		270,200	(a)
Ball Corp., Senior Notes	4.000%	11/15/23	180,000		162,450
Beverage Packaging Holdings Luxembourg II SA, Senior Secured Notes	8.000%	12/15/16	370,000	EUR	503,828	(a)
BOE Intermediate Holding Corp., Senior Notes	9.000%	11/1/17	100,000		105,000	(a)(b)
Pactiv LLC, Senior Notes	7.950%	12/15/25	10,000		9,150
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Secured Notes	5.750%	10/15/20	170,000		171,488
Viskase Cos. Inc., Senior Secured Notes	9.875%	1/15/18	780,000		830,700	(a)

Total Containers & Packaging					3,041,374

Metals & Mining - 4.9%
ArcelorMittal, Senior Notes	6.000%	3/1/21	310,000		320,075
ArcelorMittal, Senior Notes	6.750%	2/25/22	350,000		370,125
Barminco Finance Pty Ltd., Senior Notes	9.000%	6/1/18	210,000		192,675	(a)
Barrick Gold Corp., Senior Notes	4.100%	5/1/23	60,000		52,937
Coeur Mining Inc., Senior Notes	7.875%	2/1/21	410,000		416,150	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	6.000%	4/1/17	150,000		154,500	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	6.875%	2/1/18	60,000		62,925	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	8.250%	11/1/19	90,000		97,425	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	6.875%	4/1/22	510,000		512,550	(a)
JW Aluminum Co., Senior Secured Notes	11.500%	11/15/17	300,000		303,750	(a)
Midwest Vanadium Pty Ltd., Senior Secured Notes	11.500%	2/15/18	390,000		325,650	(a)(d)
Mirabela Nickel Ltd., Senior Notes	8.750%	4/15/18	200,000		83,000	(a)
Molycorp Inc., Senior Secured Notes	10.000%	6/1/20	220,000		220,550
Noranda Aluminum Acquisition Corp., Senior Notes	11.000%	6/1/19	200,000		181,000	(a)
Ryerson Inc./Joseph T. Ryerson & Son Inc., Senior Secured Notes	9.000%	10/15/17	480,000		499,200
Schaeffler Holding Finance BV, Senior Secured Notes	6.875%	8/15/18	290,000	EUR	412,434	(a)(b)
St. Barbara Ltd., Senior Secured Notes	8.875%	4/15/18	500,000		438,750	(a)
Steel Dynamics Inc., Senior Notes	6.125%	8/15/19	170,000		178,075

See Notes to Schedule of Investments.

WESTERN ASSET VARIABLE HIGH INCOME PORTFOLIO

Schedule of Investments (unaudited) (cont’d)	September 30, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Metals & Mining - continued
SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp., Senior Notes	7.375%	2/1/20	140,000	$146,300	(a)
Thompson Creek Metals Co. Inc., Senior Notes	12.500%	5/1/19	200,000	207,000
Thompson Creek Metals Co. Inc., Senior Secured Notes	9.750%	12/1/17	240,000	261,300

Total Metals & Mining				5,436,371

Paper & Forest Products - 1.5%
Appvion Inc., Senior Secured Notes	11.250%	12/15/15	708,000	801,810
Clearwater Paper Corp., Senior Notes	4.500%	2/1/23	150,000	135,750
Resolute Forest Products Inc., Senior Notes	5.875%	5/15/23	380,000	335,350	(a)
Verso Paper Holdings LLC/Verso Paper Inc., Senior Secured Notes	11.750%	1/15/19	310,000	321,625
Verso Paper Holdings LLC/Verso Paper Inc., Senior Secured Notes	11.750%	1/15/19	125,000	83,125

Total Paper & Forest Products				1,677,660

TOTAL MATERIALS				11,729,297

TELECOMMUNICATION SERVICES - 8.3%
Diversified Telecommunication Services - 5.3%
CenturyLink Inc., Senior Notes	6.450%	6/15/21	220,000	220,000
Cincinnati Bell Telephone Co., Senior Debentures	6.300%	12/1/28	70,000	64,400
Cogent Communications Group Inc., Senior Secured Notes	8.375%	2/15/18	520,000	569,400	(a)
Intelsat Jackson Holdings SA, Senior Notes	7.250%	4/1/19	30,000	32,250
Intelsat Jackson Holdings SA, Senior Notes	7.250%	10/15/20	490,000	525,525
Intelsat Jackson Holdings SA, Senior Notes	7.500%	4/1/21	20,000	21,700
Intelsat Jackson Holdings SA, Senior Notes	5.500%	8/1/23	570,000	535,800	(a)
Intelsat Luxembourg SA, Senior Notes	6.750%	6/1/18	20,000	20,850	(a)
Level 3 Financing Inc., Senior Notes	8.625%	7/15/20	520,000	570,700
TW Telecom Holdings Inc., Senior Notes	6.375%	9/1/23	500,000	498,750	(a)
UPCB Finance V Ltd., Senior Secured Notes	7.250%	11/15/21	150,000	164,250	(a)
Verizon Communications Inc., Senior Notes	5.150%	9/15/23	380,000	408,076
Wind Acquisition Holdings Finance SpA, Senior Notes	12.250%	7/15/17	1,602,729	1,590,709	(a)(b)
Windstream Corp., Senior Notes	7.750%	10/1/21	110,000	114,125	(a)
Windstream Corp., Senior Notes	7.500%	4/1/23	460,000	456,550
Windstream Corp., Senior Notes	6.375%	8/1/23	90,000	82,800

Total Diversified Telecommunication Services				5,875,885

Wireless Telecommunication Services - 3.0%
MetroPCS Wireless Inc., Senior Notes	7.875%	9/1/18	300,000	325,875
SoftBank Corp., Senior Notes	4.500%	4/15/20	490,000	471,013	(a)
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	330,000	296,175
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	690,000	704,662
Sprint Communications Inc., Senior Notes	9.000%	11/15/18	710,000	834,250	(a)
Sprint Corp., Senior Notes	7.875%	9/15/23	590,000	603,275	(a)

Total Wireless Telecommunication Services				3,235,250

TOTAL TELECOMMUNICATION SERVICES				9,111,135

UTILITIES - 5.1%
Electric Utilities - 2.0%
AES Red Oak LLC, Secured Notes	9.200%	11/30/29	530,000	583,000
GenOn REMA LLC, Pass-Through Certificates	9.237%	7/2/17	569,991	575,691
GenOn REMA LLC, Pass-Through Certificates	9.681%	7/2/26	610,000	646,600
Midwest Generation LLC, Pass-Through Certificates	8.560%	1/2/16	373,386	367,785	(f)

Total Electric Utilities				2,173,076

Gas Utilities - 0.2%
Southern Natural Gas Co., Senior Notes	8.000%	3/1/32	130,000	168,471

See Notes to Schedule of Investments.

WESTERN ASSET VARIABLE HIGH INCOME PORTFOLIO

Schedule of Investments (unaudited) (cont’d)	September 30, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Independent Power Producers & Energy Traders - 2.9%
AES Corp., Senior Notes	7.375%	7/1/21	150,000	$165,750
AES Corp., Senior Notes	4.875%	5/15/23	220,000	206,800
Atlantic Power Corp., Senior Notes	9.000%	11/15/18	460,000	464,600
Calpine Corp., Senior Secured Notes	7.500%	2/15/21	513,000	547,627	(a)
Dynegy Inc., Bonds	7.670%	11/8/16	140,000	2,450	(c)(d)(f)
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Senior Secured Notes	6.875%	8/15/17	300,000	306,750	(a)
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Senior Secured Notes	10.000%	12/1/20	390,000	412,913
First Wind Holdings Inc., Senior Secured Notes	10.250%	6/1/18	420,000	453,600	(a)
Foresight Energy LLC/Foresight Energy Corp., Senior Notes	7.875%	8/15/21	360,000	361,800	(a)
Mirant Mid Atlantic LLC, Pass-Through Certificates	10.060%	12/30/28	282,545	310,270

Total Independent Power Producers & Energy Traders				3,232,560

TOTAL UTILITIES				5,574,107

TOTAL CORPORATE BONDS & NOTES (Cost - $98,584,961)				100,824,560

SENIOR LOANS - 3.7%
CONSUMER DISCRETIONARY - 1.7%
Hotels, Restaurants & Leisure - 0.8%
Equinox Holdings Inc., Second Lien Term Loan	9.750%	7/31/20	290,000	295,075	(h)
Stockbridge SBE Holdings LLC, Term Loan B	13.000%	5/2/17	550,000	588,830	(h)

Total Hotels, Restaurants & Leisure				883,905

Multiline Retail - 0.8%
Neiman Marcus Group Inc., Bridge Loan	—	9/15/14	850,000	850,000	(c)(d)(i)

Specialty Retail - 0.1%
Gymboree Corp., Initial Term Loan	5.000%	2/23/18	140,000	135,750	(h)

Textiles, Apparel & Luxury Goods - 0.0%
Simmons HoldCo. Inc., New Term Loan	—	2/15/13	565,534	0	(c)(d)(j)(k)

TOTAL CONSUMER DISCRETIONARY				1,869,655

CONSUMER STAPLES - 0.4%
Food Products - 0.4%
AdvancePierre Foods Inc., Second Lien Term Loan	9.500%	10/10/17	120,000	122,400	(h)
Dole Food Co. Inc., Bridge Loan	—	2/21/14	370,000	370,000	(c)(d)(i)

TOTAL CONSUMER STAPLES				492,400

ENERGY - 0.3%
Energy Equipment & Services - 0.3%
Frac Tech International LLC, Term Loan B	8.500%	5/6/16	290,000	285,287	(h)

HEALTH CARE - 0.6%
Health Care Equipment & Supplies - 0.1%
Immucor Inc., REFI Term Loan B2	5.000%	8/17/18	174,915	176,118	(h)

Health Care Providers & Services - 0.5%
Tenet Healthcare Corp., Bridge Loan	—	6/24/14	520,000	520,000	(c)(d)(i)

TOTAL HEALTH CARE				696,118

INDUSTRIALS - 0.5%
Machinery - 0.5%
Intelligrated Inc., Second Lien Term Loan	10.500%	1/30/20	520,000	531,700	(h)

MATERIALS - 0.2%
Chemicals - 0.2%
Kronos Inc., Second Lien Term Loan	9.750%	4/30/20	230,000	238,769	(h)

TOTAL SENIOR LOANS (Cost - $4,538,221)				4,113,929

See Notes to Schedule of Investments.

WESTERN ASSET VARIABLE HIGH INCOME PORTFOLIO

Schedule of Investments (unaudited) (cont’d)	September 30, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
SOVEREIGN BONDS - 0.5%
Mexico - 0.5%
Mexican Bonos, Bonds (Cost - $599,668)	6.500%	6/9/22	7,188,000	MXN	$569,946

			SHARES
COMMON STOCKS - 2.8%
CONSUMER DISCRETIONARY - 0.1%
Hotels, Restaurants & Leisure - 0.1%
Bossier Casino Venture Holdco Inc.			22,038		44,076	*(c)(d)

Household Durables - 0.0%
William Lyon Homes, Class A Shares			762		15,484	*

Media - 0.0%
New Cotai LLC/New Cotai Capital Corp., Class B Shares			1		0	*(c)(d)(j)

TOTAL CONSUMER DISCRETIONARY					59,560

ENERGY - 0.8%
Energy Equipment & Services - 0.8%
KCAD Holdings I Ltd.			108,106,087		921,388	*(c)(d)

FINANCIALS - 0.6%
Diversified Financial Services - 0.3%
Citigroup Inc.			6,981		338,648

Real Estate Management & Development - 0.3%
Realogy Holdings Corp.			4,938		212,433	*
Realogy Holdings Corp.			2,879		123,855	*(c)(d)

Total Real Estate Management & Development					336,288

TOTAL FINANCIALS					674,936

INDUSTRIALS - 1.3%
Building Products - 0.1%
Nortek Inc.			627		43,081	*

Marine - 1.2%
DeepOcean Group Holding AS			33,669		1,033,254	*(c)(d)
Horizon Lines Inc., Class A Shares			223,758		299,836	*

Total Marine					1,333,090

TOTAL INDUSTRIALS					1,376,171

TOTAL COMMON STOCKS (Cost - $3,091,054)					3,032,055

CONVERTIBLE PREFERRED STOCKS - 0.0%
MATERIALS - 0.0%
Metals & Mining - 0.0%
ArcelorMittal (Cost - $60,000)	6.000%		2,400		51,576

PREFERRED STOCKS - 2.2%
FINANCIALS - 2.2%
Commercial Banks - 0.2%
Santander Finance Preferred SA Unipersonal	10.500%		260		265,363	(e)

Consumer Finance - 1.3%
GMAC Capital Trust I	8.125%		54,454		1,456,644	(e)

Diversified Financial Services - 0.7%
Citigroup Capital XIII	7.875%		25,825		709,413	(e)

TOTAL PREFERRED STOCKS (Cost - $2,292,093)					2,431,420

See Notes to Schedule of Investments.

WESTERN ASSET VARIABLE HIGH INCOME PORTFOLIO

Schedule of Investments (unaudited) (cont’d)	September 30, 2013

SECURITY	EXPIRATION DATE	WARRANTS	VALUE
WARRANTS - 0.1%
Jack Cooper Holdings Corp.	12/15/17	668	$61,790	*
Jack Cooper Holdings Corp.	5/6/18	297	27,472	*

TOTAL WARRANTS (Cost - $16,238)			89,262

TOTAL INVESTMENTS - 100.7% (Cost - $109,182,235#)			111,112,748
Liabilities in Excess of Other Assets - (0.7)%			(803,596)

TOTAL NET ASSETS - 100.0%			$110,309,152

†	Face amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(b)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional debt securities.

(c)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

(d)	Illiquid security.

(e)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(f)	The coupon payment on these securities is currently in default as of September 30, 2013.

(g)	Security has no maturity date. The date shown represents the next call date.

(h)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(i)	All or a portion of this loan is unfunded as of September 30, 2013. The interest rate for fully unfunded term loans is to be determined.

(j)	Value is less than $1.

(k)	The maturity principal is currently in default as of September 30, 2013.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

EUR	— Euro
MXN	— Mexican Peso

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Western Asset Variable High Income Portfolio (the “Portfolio”) is a separate diversified investment series of Legg Mason Partners Variable Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Shares of the Portfolio may only be purchased or redeemed through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies or through eligible pension or other qualified plans.

The following are significant accounting policies consistently followed by the Portfolio and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Portfolio holds securities or other assets that are denominated in a foreign currency, the Portfolio will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Portfolio calculates its net asset value, the Portfolio values these securities as determined in accordance with procedures approved by the Portfolio’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Portfolio’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Portfolio, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Portfolio uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)		TOTAL
Long-term investments†:
Corporate bonds & notes	—	$99,936,337	$888,223		$100,824,560
Senior loans	—	4,113,929	0	*	4,113,929
Sovereign bonds	—	569,946	—		569,946
Common stocks	$1,033,337	—	1,998,718		3,032,055
Convertible preferred stocks	51,576	—	—		51,576
Preferred stocks	2,431,420	—	—		2,431,420
Warrants	—	89,262	—		89,262

Total investments	$3,516,333	$104,709,474	$2,886,941		$111,112,748

LIABILITIES
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)		TOTAL
Other financial instruments:
Forward foreign currency contracts	—	$36,690	—		$36,690

†	See Schedule of Investments for additional detailed categorizations.

*	Amount represents less than $1.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

INVESTMENTS IN SECURITIES	CORPORATE BONDS & NOTES	SENIOR LOANS		COMMON STOCKS	TOTAL
Balance as of December 31, 2012	$933,049	$0	*	$3,074,397	$4,007,446
Accrued premiums/discounts	14,470	—		—	14,470
Realized gain (loss)(1)	17,225	—		—	17,225
Change in unrealized appreciation
(depreciation)(2)	108,833	—		(330,128)	(221,295)
Purchases	57,871	—		—	57,871
Sales	(243,225)	—		(621,696)	(864,921)
Transfers into Level 3	—	—		—	—
Transfers out of Level 3(3)	—	—		(123,855)	(123,855)

Balance as of September 30, 2013	$888,223	$0	*	$1,998,718	$2,886,941

Net change in unrealized appreciation
(depreciation) for investments in securities
still held at September 30, 2013(2)	$110,131	—		$(22,811)	$87,320

The Portfolio’s policy is to recognize transfers between levels as of the end of the reporting period.

*	Value is less than $1.

(1)	This amount is included in net realized gain (loss) from investment transactions.
(2)	Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.
(3)	Transferred out of Level 3 as a result of the availability of a quoted price in an active market for an identical investment or the availability of other significant observable inputs.

Notes to Schedule of Investments (unaudited) (continued)

(b) Repurchase agreements. The Portfolio may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Portfolio acquires a debt security subject to an obligation of the seller to repurchase, and of the Portfolio to resell, the security at an agreed-upon price and time, thereby determining the yield during the Portfolio’s holding period. When entering into repurchase agreements, it is the Portfolio’s policy that its custodian or a third party custodian, acting on the Portfolio’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Portfolio generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Portfolio seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolio may be delayed or limited.

(c) Written options. When the Portfolio writes an option, an amount equal to the premium received by the Portfolio is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Portfolio’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Portfolio from the exercise of the written put option to form the Portfolio’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Portfolio.

The risk in writing a covered call option is that the Portfolio may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Portfolio is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(e) Forward foreign currency contracts. The Portfolio enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

When entering into a forward foreign currency contract, the Portfolio bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(f) Swaptions. The Portfolio purchases and writes swaption contracts to manage exposure to an underlying instrument. The Portfolio may also purchase or write options to manage exposure to fluctuations in interest rates or to enhance yield. Swaption contracts written by the Portfolio represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. Swaption contracts purchased by the Portfolio represent an option that gives the Portfolio the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date.

When the Portfolio writes a swaption, an amount equal to the premium received by the Portfolio is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. If the swaption expires, the Portfolio realizes a gain equal to the amount of the premium received.

Notes to Schedule of Investments (unaudited) (continued)

When the Portfolio purchases a swaption, an amount equal to the premium paid by the Portfolio is recorded as an investment, the value of which is marked-to-market daily to reflect the current market value of the swaption purchased. If the swaption expires, the Portfolio realizes a loss equal to the amount of the premium paid.

Swaptions are marked-to-market daily based upon quotations from market makers.

(g) Swap agreements. The Portfolio invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes, including to increase the Portfolio’s return. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market (“OTC Swaps”) or may be executed on a registered exchange (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Portfolio has credit exposure to the counterparties of OTC Swaps.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Portfolio’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments.

The Portfolio’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of September 30, 2013, the Portfolio did not hold any credit default swaps to sell protection.

For average notional amounts of swaps held during the period ended September 30, 2013, see Note 3.

Credit default swaps

The Portfolio enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Portfolio may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Portfolio has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Portfolio generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Portfolio could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Portfolio effectively adds leverage to its portfolio because, in addition to its total net assets, the Portfolio is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Portfolio generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Portfolio’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty). As the protection seller, the Portfolio’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Notes to Schedule of Investments (unaudited) (continued)

(h) Loan participations. The Portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Portfolio’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Portfolio assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Portfolio and the borrower. In the event of the insolvency of the lender selling the participation, the Portfolio may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(i) Unfunded loan commitments. The Portfolio may enter into certain credit agreements where all or a portion of which may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion. The commitments are disclosed in the accompanying Schedule of Investments. At September 30, 2013, the Portfolio had sufficient cash and/or securities to cover these commitments.

(j) Credit and market risk. The Portfolio invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Portfolio’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Portfolio. The Portfolio’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(k) Foreign investment risks. The Portfolio’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(l) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Portfolio may invest in certain securities or engage in other transactions, where the Portfolio is exposed to counterparty credit risk in addition to broader market risks. The Portfolio may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Portfolio’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Portfolio to increased risk of loss.

The Portfolio has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Portfolio’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Securities pledged as collateral, if any, to cover the obligations of the Portfolio under derivative contracts, are noted in the Schedule of Investments.

As of September 30, 2013, the Portfolio held forward foreign currency contracts with credit related contingent features which had a liability position of $36,690. If a contingent feature in the master agreements would have been triggered, the Portfolio would have been required to pay this amount to its derivatives counterparties.

(m) Security transactions. Security transactions are accounted for on a trade date basis.

Notes to Schedule of Investments (unaudited) (continued)

2. Investments

At September 30, 2013, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$4,933,601
Gross unrealized depreciation	(3,003,088)

Net unrealized appreciation	$1,930,513

At September 30, 2013, the Portfolio had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Loss
Contracts to Sell:
Euro	Royal Bank of Scotland PLC	1,422,000	$1,923,971	11/15/13	$(36,690)

During the period ended September 30, 2013, written option transactions for the Portfolio were as follows:

	Notional Amount	Premiums
Written options, outstanding as of December 31, 2012	$14,400,000	$76,600
Options written	10,650,000	68,505
Options closed	—	—
Options exercised	(7,950,000)	(51,325)
Options expired	(17,100,000)	(93,780)

Written options, outstanding as of September 30, 2013	—	—

3. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Portfolio’s derivative instruments categorized by risk exposure at September 30, 2013.

Forward Foreign Currency Contracts
Primary Underlying Risk	Unrealized Depreciation
Foreign Exchange Risk	$(36,690)

During the period ended September 30, 2013, the volume of derivative activity for the Portfolio was as follows:

Average market value
Purchased options†	$23,950
Written options†	39,438
Forward foreign currency contracts (to buy)†	72,612
Forward foreign currency contracts (to sell)	2,293,374

Average notional balance
Credit default swap contracts (to buy protection)†	$4,100,680

†	At September 30, 2013, there were no open positions held in this derivative.

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Partners Variable Income Trust

By:	/s/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer

Date: November 25, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer

Date: November 25, 2013

By:	/s/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date: November 25, 2013